EXHIBIT 99.1

RESPONDQ, LLC

UNAUDITED FINANCIAL STATEMENTS
FOR THE
THREE MONTHS ENDED
MARCH 31, 2011 AND 2010

CONTENTS

Page

Balance Sheets	3

Statements of Operations	4

Statement of Members’ Equity	5

Statements of Cash Flows	6

NOTES TO FINANCIAL STATEMENTS	7-12

2

RESPONDQ, LLC
BALANCE SHEETS (Unaudited)
MARCH 31, 2011 AND DECEMBER 31, 2010

	March 31,	December 31,
	2011	2010

Assets
Current Assets
Cash	$13,029	$6,900
Accounts receivable (Note B)	143,561	83,180
Prepaid expenses and other current assets	30,023	-
Total Current Assets	186,613	90,080

Fixed assets (Note C)	15,136	2,400
Accumulated depreciation	(702)	-
Net Fixed Assets	14,434	2,400
Other assets	3,500	-
Total Assets	$204,547	$92,480

Liabilities and Members' Equity
Current Liabilities
Accounts payable & accrued expenses (Note D)	$213,776	$90,358
Total Current Liabilities	213,776	90,358

Total Liabilities	213,776	90,358

Members' Equity
Members' Equity (Note E)	(9,229)	2,122
Total Members' Equity	(9,229)	2,122
Total Liabilities and Members' Equity	$204,547	$92,480

3

RESPONDQ, LLC
STATEMENTS OF OPERATIONS (Unaudited)
THREE MONTHS ENDED MARCH 31, 2011 AND 2010

	Three Months Ended March 31,
	2011	2010

Revenue	$312,785	$-
Cost of Sales	232,775	-
Gross profit	80,010	-

Operating expenses
General and administrative	90,659	22,082
Sales and marketing	-	9,435
Depreciation	702	-

Total operating expenses	91,361	31,517

Loss from operations	(11,351)	(31,517)

Earnings <Loss> before taxes	(11,351)	(31,517)
Provision for income taxes (Note A)	-	-
NET LOSS	$(11,351)	$(31,517)

Net <loss> per unit basic	(113.51)	(315.17)
Weighted average units outstanding basic	100	100

4

RESPONDQ, LLC
STATEMENT OF MEMBERS' EQUITY (Unaudited)
THREE MONTHS ENDED MARCH 31, 2011 and Year Ended December 31, 2010

	Member Units			Total
	Number of		Accumulated	Members'
	Units	Amount	(Deficit)	Equity

BALANCES December 31, 2009	100	$50,000	$(17,843)	$32,157

Net loss			$(30,035)	(30,035)
BALANCES December 31, 2010	100	$50,000	$(47,878)	$2,122

Net loss			$(11,351)	(11,351)
BALANCES March 31, 2011	100	$50,000	$(59,229)	$(9,229)

5

RESPONDQ, LLC
STATEMENTS OF CASH FLOWS (Unaudited)
THREE MONTHS ENDED MARCH 31, 2011 AND 2010

	Three Months Ended March 31,
	2011	2010
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(11,351)	$(31,517)
Adjustments to reconcile net loss
to net cash provided (used) by operating activities:
Depreciation	702	-
Deposits	(3,500)
Changes in operating accounts:
<Increase> decrease in accounts receivable	(60,381)	-
<Increase> decrease in prepaid expenses and other current assets	(30,023)	-
Increase <decrease> in accounts payable and accrued expenses	123,418	(4,177)
CASH (USED) BY OPERATING ACTIVITIES	18,865	(35,693)

CASH FLOWS FROM INVESTING ACTIVITIES:
Acquisition of fixed assets	(12,736)	-
CASH PROVIDED (USED) BY INVESTING ACTIVITIES	(12,736)	-

CASH FLOWS FROM FINANCING ACTIVITIES:
Issuance of member units for cash	-	-

CASH PROVIDED BY FINANCING ACTIVITIES	-	-

NET INCREASE (DECREASE) IN CASH	6,129	(35,693)
CASH, beginning of period	6,900	38,334
CASH, end of period	$13,029	$2,641

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
CASH PAID DURING THE YEAR FOR:
Taxes paid	$-	$-
Interest paid	$-	$-

6

RESPONDQ, LLC
NOTES TO UNAUDITED FINANCIAL STATEMENTS
THREE MONTHS ENDED MARCH 31, 2010 AND 2009

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization

RespondQ, LLC (the “Company” or “RespondQ”) was formed on November 19, 2009 to provide a comprehensive online Chat solution that combines Chat software, trained sales agents and a unique sales process designed to increase customers’ online sales.  During 2010, the Company entered into a Master Click2Chat Software as a Service Managed Services Agreement with iTrackr Systems, Inc., (“iTrackr”) whereby iTrackr licensed its Click2Chat software to the Company on a non-exclusive basis for the purpose of incorporating the Chat technology into our service offerings.

Accounting estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Cash and cash equivalents

For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with an original maturity of three months or less to be cash equivalents.  Cash and cash equivalents may at times exceed federally insured limits.  To minimize this risk, the Company places its cash and cash equivalents with high credit quality institutions.

Accounts Receivable

Accounts receivable are reported at the customers' outstanding balances.  The Company does not have a history of significant bad debt and has not recorded any allowance for doubtful accounts.  Interest is not accrued on overdue accounts receivable.  The Company evaluates receivables on a regular basis for potential reserve.

Fixed assets

Fixed assets are stated at cost.  Major renewals and improvements are charged to the asset accounts while replacements, maintenance and repairs, which do not improve or extend the lives of the respective assets, are expensed.  At the time fixed assets are retired or otherwise disposed of, the asset and related accumulated depreciation accounts are relieved of the applicable amounts.  Gains or losses from retirements or sales are credited or charged to income.

7

RESPONDQ, LLC
NOTES TO UNAUDITED FINANCIAL STATEMENTS
THREE MONTHS ENDED MARCH 31, 2010 AND 2009

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Fixed assets (Continued)

Depreciation of fixed assets is provided on the straight-line method over the estimated useful lives of the assets.    The estimated useful lives used range from 3 years for computer equipment, office equipment and software to 5 years for furniture and fixtures and leasehold improvements.  Accelerated methods of depreciation of fixed assets are used for income tax purposes.

Revenue recognition policy

Revenue for our services is recognized when all of the following criteria are satisfied: (i) persuasive evidence of an arrangement exists; (ii) the price is fixed or determinable; (iii) collectability is reasonably assured; and (iv) services have been performed.

Sales and marketing costs

Sales and marketing expenses include advertising expenses, seminar expenses, commissions and personnel expenses for sales and marketing.  Marketing and advertising costs to promote the Company's products and services are expensed in the period incurred.  For the periods ended March 31, 2011 and 2010, the Company incurred marketing and advertising expense of $0 and $9,435, respectively.

Fair Value of Financial Instruments

The Company’s financial instruments include cash and accounts receivable. The carrying amount of these financial instruments has been estimated by management to approximate fair value.

 “Disclosures about Fair Value of Financial Instruments,” requires disclosures of information regarding the fair value of certain financial instruments for which it is practicable to estimate the value. For purpose of this disclosure, the fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced sale of liquidation.

The hierarchy below lists three levels of fair value based on the extent to which inputs used in measuring fair value are observable in the market. We categorize each of the fair value measurements into one of these three levels based on the lowest level input that is significant to the fair value measurement in its entirety. These levels are:

8

RESPONDQ, LLC
NOTES TO UNAUDITED FINANCIAL STATEMENTS
THREE MONTHS ENDED MARCH 31, 2010 AND 2009

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Fair Value of Financial Instruments (Continued)

Level 1—inputs are based upon unadjusted quoted prices for identical instruments traded in active markets. We have no Level 1 instruments as of December 31, 2010.

Level 2—inputs are based upon quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active, and model-based valuation techniques (e.g. the Black-Scholes model) for which all significant inputs are observable in the market or can be corroborated by observable market data for substantially the full term of the assets or liabilities. Where applicable, these models project future cash flows and discount the future amounts to a present value using market-based observable inputs including interest rate curves, foreign exchange rates, and forward and spot prices for currencies and commodities. We have no Level 2 instruments as of December 31, 2010.

Level 3—inputs are generally unobservable and typically reflect management’s estimates of assumptions that market participants would use in pricing the asset or liability. The fair values are therefore determined using model-based techniques, including option-pricing models and discounted cash flow models. We have no Level 3 instruments as of December 31, 2010.

Impairment of Long-Lived Assets

Accounting for the Impairment or Disposal of Long-Lived Assets requires that long-lived assets be reviewed for impairment whenever events or changes in circumstances indicate that the historical cost-carrying value of an asset may not be recovered.  The Company assesses recoverability of the carrying value of an asset by estimating the fair value of the asset.  If the fair value is less than the carrying value of the asset, an impairment loss is recorded equal to the difference between the asset's carrying value and fair value.  The Company has never recognized an impairment charge.

Research and Development

Expenses related to present and future products are expensed as incurred.

Income Taxes

The Company is organized as a Limited Liability Company.  As such, all profits are passed through to our members who pay income tax at rates specific to their particular circumstances.

9

RESPONDQ, LLC
NOTES TO UNAUDITED FINANCIAL STATEMENTS
THREE MONTHS ENDED MARCH 31, 2010 AND 2009

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Concentrations of credit risk

The Company performs ongoing credit evaluations of its customers.  At March 31, 2011, three customers accounted for 100% (54.0%, 30.5% and 15.5%) of accounts receivable.  At March 31, 2010, there were no accounts receivable.

During the three months ended March 31, 2011, three customers accounted for 98.4% (66.4%, 16.8% and 15.2%) of revenue.  During the period ended December 31, 2010, the Company had no revenue.

NOTE B – ACCOUNTS RECEIVABLE

The accounts receivable balance of $143,561 as of March 31, 2011 is reported at the gross amount without an allowance.  The Company has not experienced any bad debts to date.  However, accounts receivable are reviewed periodically for collectability and an allowance for bad debts will be created if analysis so warrants.

NOTE C – FIXED ASSETS

Fixed assets consisted of the following:

	March 31,	December 31,
	2011	2010
Computers and office equipment	$10,862	$-
Software	2,400	2,400
Leasehold improvements	1,874	-
Total fixed assets	15,136	2,400
Accumulated depreciation	(702)	-
Fixed assets, net	$14,434	$2,400

During the three months ended March 31, 2011 and 2010, the Company recognized $702 and $0 of depreciation expense.  During the three months ended March 31, 2011, the Company purchased $12,736 comprised mostly of computer equipment.

NOTE D – ACCOUNTS PAYABLE AND ACCRUED EXPENSES

Accounts payable and accrued expenses at March 31, 2011 consisted of $213,776 of trade payables compared to $15,743 of professional services and $74,615 of trade payables at December 31, 2010.

10

RESPONDQ, LLC
NOTES TO UNAUDITED FINANCIAL STATEMENTS
THREE MONTHS ENDED MARCH 31, 2010 AND 2009

NOTE E – MEMBERS’ EQUITY

Members’ equity consisted of the following:

	March 31,	December 31,
	2011	2010
Member contributed capital	$50,000	$50,000
Total member contributed capital	50,000	50,000
Member interest in net losses	(59,229)	(47,878)
Total Members' Equity	$(9,229)	$2,122

During the periods ended March 31, 2011, December 31, 2010 and 2009, there were two members with capital contributions of $35,000 (70%) and $15,000 (30%), respectively.

NOTE F – GOING CONCERN

The accompanying financial statements have been prepared in conformity with generally accepted accounting principles in the United States of America, which contemplate continuation of the Company as a going concern.  In the course of funding development activities and sales initiatives, the Company has sustained operating losses and has an accumulated deficit of $59,229 and $47,878 at March 31, 2011 and December 31, 2010, respectively.  In addition, the Company has negative working capital of $27,163 and $278 at March 31, 2011 and December 31, 2010, respectively.

The Company has and will continue to use significant capital to commercialize its products.  These factors raise substantial doubt about the ability of the Company to continue as a going concern.  In this regard, management is proposing to raise any necessary additional funds not provided by operations through loans or through sales of members’ equity.  There is no assurance that the Company will be successful in raising this additional capital or in achieving profitable operations.  The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or amounts and classification of liabilities that might result from this uncertainty.

NOTE G – RELATED PARTY TRANSACTIONS

The accounts receivable balance of $143,561 includes $77,528 due from Saveology.com LLC as of March 31, 2011.  Individual shareholders of Saveology.com LLC own 70% of the outstanding member units of the Company.  Sales to Saveology for the three months ended March 31, 2011 were $207,561.

11

RESPONDQ, LLC
NOTES TO UNAUDITED FINANCIAL STATEMENTS
THREE MONTHS ENDED MARCH 31, 2010 AND 2009

NOTE H – SUBSEQUENT EVENTS

On May 18, 2011, the Company signed a Letter of Intent (“LOI”) with iTrackr Systems, Inc. for the acquisition of all of its outstanding membership units by iTrackr.  The terms of the LOI are 5 million shares of iTrackr’s common stock and $100,000.  The closing was subject to the execution of a definitive agreement, the successful completion of an audit of the Company and financing.  The contingencies were removed and the purchase of RespondQ, LLC by iTrackr Systems, Inc. became effective on July 12, 2011.

12

RESPONDQ, LLC

REPORT ON AUDIT OF FINANCIAL STATEMENTS

YEAR ENDED DECEMBER 31, 2010
AND FROM INCEPTION (NOVEMBER 19, 2009)
UNTIL DECEMBER 31, 2009

CONTENTS

Page

INDEPENDENT AUDITORS' REPORT	3

FINANCIAL STATEMENTS

Balance Sheets	4

Statements of Operations	5

Statement of Members’ Equity	6

Statements of Cash Flows	7

NOTES TO FINANCIAL STATEMENTS	8-14

INDEPENDENT AUDITORS' REPORT

June 23, 2011
RespondQ, LLC
Deerfield Beach, Florida

We have audited the accompanying balance sheets of RespondQ, LLC (the Company), as of December 31, 2010 and 2009 and the related statements of operations, members’ equity and cash flows for the periods then ended, respectively. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

Our audits were conducted in accordance with auditing standards generally accepted in the United States of America. These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, based on our audits, the financial statements referred to in the first paragraph present fairly, in all material respects, the financial position of RespondQ, LLC as of December 31, 2010 and 2009, and the results of its operations and its cash flows for the year ended December 31, 2010 and the period of inception (November 19, 2009) until December 31, 2009, respectively, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. However, the Company has suffered recurring losses from operations that raise substantial doubt about its ability to continue as a going concern. Management plans in regards to these matters are described in Note F. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Bedinger & Company
Certified Public Accountants

RESPONDQ, LLC
BALANCE SHEETS
DECEMBER 31, 2010 AND 2009

	December 31,
	2010	2009

Assets
Current Assets
Cash	$6,900	$38,334
Accounts receivable (Note B)	83,180	-
Total Current Assets	90,080	38,334

Fixed assets (Note C)	2,400	-
Accumulated depreciation	-	-
Net Fixed Assets	2,400	-

Total Assets	$92,480	$38,334

Liabilities and Members' Equity
Current Liabilities
Accounts payable & accrued expenses (Note D)	$90,358	$6,177
Total Current Liabilities	90,358	6,177

Total Liabilities	90,358	6,177

Members' Equity
Members' Equity (Note E)	2,122	32,157
Total Members' Equity	2,122	32,157
Total Liabilities and Members' Equity	$92,480	$38,334

RESPONDQ, LLC
STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 2010
AND FROM INCEPTION (NOVEMBER 19, 2009) UNTIL DECEMBER 31, 2009

	2010	2009

Revenue	$121,484	$-
Cost of Sales	105,322	-
Gross profit	16,162	-

Operating expenses
General and administrative	36,762	10,343
Sales and marketing	9,435	7,500
Depreciation	-	-

Total operating expenses	46,197	17,843

Loss from operations	(30,035)	(17,843)

Earnings <Loss> before taxes	(30,035)	(17,843)
Provision for income taxes (Note A)	-	-
NET LOSS	$(30,035)	$(17,843)

Net <loss> per unit basic	(300.35)	(178.43)
Weighted average units outstanding basic	100	100

RESPONDQ, LLC
STATEMENT OF MEMBERS' EQUITY
YEAR ENDED DECEMBER 31, 2010
AND FROM INCEPTION (NOVEMBER 19, 2009) UNTIL DECEMBER 31, 2009

	Member Units			Total
	Number of		Accumulated	Members'
	Units	Amount	(Deficit)	Equity

Issuance of Members' Units	100	50,000		50,000
Net loss			(17,843)	(17,843)
BALANCES December 31, 2009	100	$50,000	$(17,843)	$32,157

Net loss			$(30,035)	(30,035)
BALANCES December 31, 2010	100	$50,000	$(47,878)	$2,122

RESPONDQ, LLC
STATEMENTS OF CASH FLOWS
YEAR ENDED DECEMBER 31, 2010
AND FROM INCEPTION (NOVEMBER 19, 2009) UNTIL DECEMBER 31, 2009

	2010	2009
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(30,035)	$(17,843)
Adjustments to reconcile net loss
to net cash provided (used) by operating activities:
Depreciation	-	-
Changes in operating accounts:
<Increase> decrease in accounts receivable	(83,180)	-
Increase <decrease> in accounts payable and accrued expenses	84,181	6,177
CASH (USED) BY OPERATING ACTIVITIES	(29,034)	(11,666)

CASH FLOWS FROM INVESTING ACTIVITIES:
Acquisition of software	(2,400)	-
CASH PROVIDED (USED) BY INVESTING ACTIVITIES	(2,400)	-

CASH FLOWS FROM FINANCING ACTIVITIES:
Issuance of member units for cash	-	50,000
CASH PROVIDED BY FINANCING ACTIVITIES	-	50,000

NET INCREASE (DECREASE) IN CASH	(31,434)	38,334
CASH, beginning of period	38,334	-
CASH, end of period	$6,900	$38,334

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
CASH PAID DURING THE YEAR FOR:
Taxes paid	$-	$-
Interest paid	$-	$-

RESPONDQ, LLC
NOTES TO FINANCIAL STATEMENTS
YEAR ENDED DECEMBER 31, 2010
AND FROM INCEPTION (NOVEMBER 19, 2009) UNTIL DECEMBER 31, 2009

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization

RespondQ, LLC (the “Company” or “RespondQ”) was formed on November 19, 2009 to provide a comprehensive online Chat solution that combines Chat software, trained sales agents and a unique sales process designed to increase customers’ online sales.  During 2010, the Company entered into a Master Click2Chat Software as a Service Managed Services Agreement with iTrackr Systems, Inc., (“iTrackr”) whereby iTrackr licensed its Click2Chat software to the Company on a non-exclusive basis for the purpose of incorporating the Chat technology into our service offerings.

Accounting estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Cash and cash equivalents

For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with an original maturity of three months or less to be cash equivalents.  Cash and cash equivalents may at times exceed federally insured limits.  To minimize this risk, the Company places its cash and cash equivalents with high credit quality institutions.

Accounts Receivable

Accounts receivable are reported at the customers' outstanding balances.  The Company does not have a history of significant bad debt and has not recorded any allowance for doubtful accounts.  Interest is not accrued on overdue accounts receivable.  The Company evaluates receivables on a regular basis for potential reserve.

RESPONDQ, LLC
NOTES TO FINANCIAL STATEMENTS
YEAR ENDED DECEMBER 31, 2010
AND FROM INCEPTION (NOVEMBER 19, 2009) UNTIL DECEMBER 31, 2009

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Fixed assets

Fixed assets are stated at cost.  Major renewals and improvements are charged to the asset accounts while replacements, maintenance and repairs, which do not improve or extend the lives of the respective assets, are expensed.  At the time fixed assets are retired or otherwise disposed of, the asset and related accumulated depreciation accounts are relieved of the applicable amounts.  Gains or losses from retirements or sales are credited or charged to income.

Depreciation of fixed assets is provided on the straight-line method over the estimated useful lives of the assets.    The estimated useful lives used are 3 years for computer equipment, office equipment and software.  Accelerated methods of depreciation of fixed assets are used for income tax purposes.

Revenue recognition policy

Revenue for our services is recognized when all of the following criteria are satisfied: (i) persuasive evidence of an arrangement exists; (ii) the price is fixed or determinable; (iii) collectability is reasonably assured; and (iv) services have been performed.

Sales and marketing costs

Sales and marketing expenses include advertising expenses, seminar expenses, commissions and personnel expenses for sales and marketing.  Marketing and advertising costs to promote the Company's products and services are expensed in the period incurred.  For the periods ended December 31, 2010 and 2009, the Company incurred marketing and advertising expense of $9,435 and $7,500, respectively.

RESPONDQ, LLC
NOTES TO FINANCIAL STATEMENTS
YEAR ENDED DECEMBER 31, 2010
AND FROM INCEPTION (NOVEMBER 19, 2009) UNTIL DECEMBER 31, 2009

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Fair Value of Financial Instruments

The Company’s financial instruments include cash and accounts receivable. The carrying amount of these financial instruments has been estimated by management to approximate fair value.

 “Disclosures about Fair Value of Financial Instruments,” requires disclosures of information regarding the fair value of certain financial instruments for which it is practicable to estimate the value. For purpose of this disclosure, the fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced sale of liquidation.

The hierarchy below lists three levels of fair value based on the extent to which inputs used in measuring fair value are observable in the market. We categorize each of the fair value measurements into one of these three levels based on the lowest level input that is significant to the fair value measurement in its entirety. These levels are:

 Level 1—inputs are based upon unadjusted quoted prices for identical instruments traded in active markets. We have no Level 1 instruments as of December 31, 2010.

Level 2—inputs are based upon quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active, and model-based valuation techniques (e.g. the Black-Scholes model) for which all significant inputs are observable in the market or can be corroborated by observable market data for substantially the full term of the assets or liabilities. Where applicable, these models project future cash flows and discount the future amounts to a present value using market-based observable inputs including interest rate curves, foreign exchange rates, and forward and spot prices for currencies and commodities. We have no Level 2 instruments as of December 31, 2010.

Level 3—inputs are generally unobservable and typically reflect management’s estimates of assumptions that market participants would use in pricing the asset or liability. The fair values are therefore determined using model-based techniques, including option-pricing models and discounted cash flow models. We have no Level 3 instruments as of December 31, 2010.

RESPONDQ, LLC
NOTES TO FINANCIAL STATEMENTS
YEAR ENDED DECEMBER 31, 2010
AND FROM INCEPTION (NOVEMBER 19, 2009) UNTIL DECEMBER 31, 2009

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Impairment of Long-Lived Assets

Accounting for the Impairment or Disposal of Long-Lived Assets requires that long-lived assets be reviewed for impairment whenever events or changes in circumstances indicate that the historical cost-carrying value of an asset may not be recovered.  The Company assesses recoverability of the carrying value of an asset by estimating the fair value of the asset.  If the fair value is less than the carrying value of the asset, an impairment loss is recorded equal to the difference between the asset's carrying value and fair value.  The Company has never recognized an impairment charge.

Research and Development

Expenses related to present and future products are expensed as incurred.

Income Taxes

The Company is organized as a Limited Liability Company.  As such, all profits are passed through to our members who pay income tax at rates specific to their particular circumstances.

Concentrations of credit risk

The Company performs ongoing credit evaluations of its customers.  At December 31, 2010, three customers accounted for 100% (43.0%, 34.5% and 22.5%) of accounts receivable.  At December 31, 2009, there were no accounts receivable.

 During the year ended December 31, 2010, three customers accounted for 98.4% (50.9%, 27.9% and 19.6%) of revenue.  During the period ended December 31, 2009, the Company had no revenue.

NOTE B – ACCOUNTS RECEIVABLE

The accounts receivable balance of $83,180 as of December 31, 2010 is reported at the gross amount without an allowance.  The Company has not experienced any bad debts to date.  However, accounts receivable are reviewed periodically for collectability and an allowance for bad debts will be created if analysis so warrants.

RESPONDQ, LLC
NOTES TO FINANCIAL STATEMENTS
YEAR ENDED DECEMBER 31, 2010
AND FROM INCEPTION (NOVEMBER 19, 2009) UNTIL DECEMBER 31, 2009

NOTE C – FIXED ASSETS

Fixed assets consisted of the following:

	December 31,
	2010	2009
Software	$2,400	$-
Total fixed assets	2,400	-
Accumulated depreciation	-	-
Fixed assets, net	$2,400	$-

During the years ended December 31, 2010 and 2009, the Company did not recognize any depreciation expense.

NOTE D – ACCOUNTS PAYABLE AND ACCRUED EXPENSES

Accounts payable and accrued expenses at December 31, 2010 consisted of $15,743 of professional services and $74,615 of trade payables.

Accounts payable and accrued expenses at December 31, 2009 consisted of $5,161 of professional services and $1,016 of trade payables.

RESPONDQ, LLC
NOTES TO FINANCIAL STATEMENTS
YEAR ENDED DECEMBER 31, 2010
AND FROM INCEPTION (NOVEMBER 19, 2009) UNTIL DECEMBER 31, 2009

NOTE E – MEMBERS’ EQUITY

Members’ equity consisted of the following:

	December 31,
	2010	2009
Member contributed capital	$50,000	$50,000
Total member contributed capital	50,000	50,000
Member interest in net losses	(47,878)	(17,843)
Total Members' Equity	$2,122	$32,157

During the periods ended December 31, 2010 and 2009, there were two members with capital contributions of $35,000 (70%) and $15,000 (30%), respectively.

RESPONDQ, LLC
NOTES TO FINANCIAL STATEMENTS
YEAR ENDED DECEMBER 31, 2010
AND FROM INCEPTION (NOVEMBER 19, 2009) UNTIL DECEMBER 31, 2009

NOTE F – GOING CONCERN

The accompanying financial statements have been prepared in conformity with generally accepted accounting principles in the United States of America, which contemplate continuation of the Company as a going concern.  In the course of funding development activities and sales initiatives, the Company has sustained operating losses and has an accumulated deficit of $47,878 and $17,843 at December 31, 2010 and December 31, 2009, respectively.  In addition, the Company has working capital of ($278) and $32,157 at December 31, 2010 and 2009, respectively.

The Company has and will continue to use significant capital to commercialize its products.  These factors raise substantial doubt about the ability of the Company to continue as a going concern.  In this regard, management is proposing to raise any necessary additional funds not provided by operations through loans or through sales of members’ equity.  There is no assurance that the Company will be successful in raising this additional capital or in achieving profitable operations.  The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or amounts and classification of liabilities that might result from this uncertainty.

NOTE G – RELATED PARTY TRANSACTIONS

The accounts receivable balance of $83,180 includes $61,864 due from Saveology.com LLC as of December 31, 2010.  Individual shareholders of Saveology.com LLC own 70% of the outstanding member units of the Company.  Sales to Saveology for the year ended December 31, 2010 were $61,864.

NOTE H – SUBSEQUENT EVENTS

On May 18, 2011, the Company signed a Letter of Intent (“LOI”) with iTrackr Systems, Inc. for the acquisition of all of its outstanding membership units by iTrackr.  The terms of the LOI are 5 million shares of iTrackr’s common stock and $100,000.  The closing is subject to the execution of a definitive agreement, the successful completion of an audit of the Company and financing.